UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2026

PRESTIGE CONSUMER HEALTHCARE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32433	20-1297589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591
(Address of Principal Executive Offices) (Zip Code)

(914) 524-6800
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PBH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note.

On June 16, 2026, Prestige Consumer Healthcare Inc. (the “Company,” “we,” “us,” or “our”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on June 12, 2026, Prestige Brands, Inc. and Medtech Products Inc., both wholly-owned subsidiaries of the Company, completed the previously announced acquisition of Breathe Right® and certain other brands (the "OTC Wellness Business”) from Foundation Consumer Brands, LLC and certain of its affiliates, pursuant to an Asset Purchase Agreement, dated as of March 19, 2026.

This Current Report on Form 8-K/A to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the historical and pro forma financial statements required by Items 9.01(a) and (b) of Form 8-K. The Company had previously indicated in the Original 8-K that such financial statements and pro forma financial information would be provided not later than 71 calendar days after the date on which the Original 8-K was required to be filed. This Current Report on Form 8-K/A should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined balance sheet of the OTC Wellness Business (a portion of the operations of Foundation Consumer Brands, LLC) as of December 31, 2025, the audited combined statements of operations, changes in net parent investment and cash flows for the year ended December 31, 2025, the notes related thereto and the related independent auditor’s report of Ernst & Young LLP, as required by Item 9.01(a) of Form 8-K, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed combined balance sheets of the OTC Wellness Business (a portion of the operations of Foundation Consumer Brands, LLC) as of March 31, 2026 and December 31, 2025 and the unaudited condensed combined statements of operations, changes in net parent investment and cashflows for the three months ended March 31, 2026 and 2025, with the related notes thereto, as required by Item 9.01(a) of Form 8-K, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026, and the unaudited pro forma condensed combined statement of income of the Company for the year ended March 31, 2026 , as required by Item 9.01(b) of Form 8-K, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit	Description

23.1	Consent of Ernst & Young LLP
99.1	Audited Combined Financial Statements of the OTC Wellness Business (A portion of the operations of Foundation Consumer Brands, LLC) as of and for the year ended December 31, 2025
99.2
Unaudited Condensed Combined Financial Statements of the OTC Wellness Business (a portion of the operations of Foundation Consumer Brands, LLC) as of December 31, 2025 and March 31, 2026 and for the three months ended March 31, 2026

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of March 31, 2026 and Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the year ended March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2026	PRESTIGE CONSUMER HEALTHCARE INC.

	By:	/s/ Christine Sacco
Christine Sacco
Chief Financial Officer & Chief Operating Officer